UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported):

February 23, 2010

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.

(Exact name of registrant)

Delaware	001-34551	20-4477465
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1501 Farm Credit Drive

Suite 2300

McLean, VA 22102-5011

(Address of principal executive offices and zip code)

703-738-2840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.

Item 2.02.	Results of Operations and Financial Condition.

On February 23, 2010 Global Defense Technology & Systems, Inc. (the “Company”) announced via press release the Company’s financial results for its full year and fourth quarter ending December 31, 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information contained herein, including the attached exhibit, are furnished under this Item 2.02 of Form 8-K to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit related to Item 2.02 shall be deemed to be furnished and not filed.

Exhibit 99.1.	Global Defense Technology & Systems, Inc. Press Release dated February 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.

By:	/s/ John Hillen

Name:	John Hillen
Title:	Chief Executive Officer, President

Dated: February 23, 2010